[SHIP LOGO]

                        VANGUARD(R) ASSET ALLOCATION FUND

               SUPPLEMENT TO THE PROSPECTUS DATED JANUARY 31, 2006


PROSPECTUS TEXT CHANGE
The second  paragraph in the Investment  Advisor section is restated as follows:
Mellon Capital's advisory fee is paid quarterly, and is based on certain annual percentage rates applied to the Fund's average daily net assets for each quarter. In addition, Mellon Capital's advisory fee may be increased or decreased, based on the cumulative total return of the Fund over a trailing 36-month period as compared with that of the Asset Allocation Composite Index over the same period. This index is a composite benchmark that is weighted 65% in the S&P 500 Index and 35% in the Lehman Brothers Long U.S. Treasury Bond Index .














(C)2006 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                       PS78  072006

                                   [SHIP LOGO]

                           VANGUARD(R) U.S. VALUE FUND

               SUPPLEMENT TO THE PROSPECTUS DATED JANUARY 31, 2006


PROSPECTUS TEXT CHANGE
The second  paragraph in the Investment  Advisor section is restated as follows:
GMO's advisory fee is paid quarterly, and is based on certain annual percentage rates applied to the Fund's average daily net assets for each quarter. In addition, GMO's advisory fee may be increased or decreased, based on the cumulative total return of the Fund over a trailing 36-month period as compared with that of the Russell 3000 Value Index over the same period.














(C)2006 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                   PS124  072006

VANGUARD/(R)/ MALVERN FUNDS

SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 31, 2006


STATEMENT OF ADDITIONAL INFORMATION TEXT CHANGES


The third paragraph under the heading "Asset Allocation Fund" in the INVESTMENT ADVISORY SERVICES section is restated as follows:

     Under this agreement, the Fund pays Mellon Capital a basic fee at the end of each of the Fund's fiscal quarters, calculated by applying a quarterly rate, based on certain annual percentage rates, to the Fund's average daily net assets for the quarter. The basic fee will be increased or decreased by applying a performance fee adjustment based on the investment performance of the Fund relative to the investment performance of the Asset Allocation Composite Index (the Composite Index), 65% of which shall be composed of the Standard & Poor's 500 Index and 35% of which shall be composed of the Lehman Brothers Long U.S. Treasury Index. The investment performance of the Fund will be based on its cumulative total return over a trailing 36-month period ending with the applicable quarter, compared with the cumulative total return of the Composite Index for the same period.


The third paragraph under the heading "U.S. Value Fund" in the INVESTMENT ADVISORY SERVICES section is restated as follows:

     Under this agreement, the Fund pays GMO at the end of each of the Fund's fiscal quarters, a basic fee calculated by applying a quarterly rate, based on certain annual percentage rates, to the Fund's average daily net assets for the quarter. The basic fee will be increased or decreased by applying a performance fee adjustment based on the investment performance of the Fund relative to the investment performance of the Russell 3000 Value Index (the Index). The investment performance of the Fund will be based on its cumulative total return over a trailing 36-month period ending with the applicable quarter, compared with the cumulative total return of the Index for the same period.

















(C)2006 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                          072006